SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is April 30, 2019.

MFS® Diversified Income Fund

Effective immediately, the following is added to the end of the fourth paragraph in the section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information":
MFS may purchase or sell securities for the fund on a when-issued, delayed delivery, or forward commitment basis.
Effective immediately, the following is added to the end of the fourth paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks":
MFS may purchase or sell securities for the fund on a when-issued, delayed delivery, or forward commitment basis.  When MFS sells securities for the fund on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the deliverable securities.
Effective immediately, the following is added after the sub-section entitled "Securitized Instruments" under the sub-heading entitled "Principal Investment Types" under the main heading "Investment Objective, Strategies, and Risks":
When-Issued, Delayed Delivery, and Forward Commitment Transactions:  When-issued, delayed delivery, and forward commitment transactions, including securities purchased or sold in the to be announced (TBA) market, involve a commitment to purchase or sell a specific security at a predetermined price or yield at which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing or selling securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated, and the seller loses the opportunity to benefit if the price of the security rises.  When-issued, delayed delivery, and forward commitment transactions can involve leverage.

1038402                                   1                                          DIF-SUP-I-043019